                     ANNUAL REPORT  |  September 30, 2000

                                                                      The Strong

                                 Schafer Value
--------------------------------------------------------------------------------
                                                                            Fund

                             [PHOTO APPEARS HERE]

                                                             [LOGO APPEARS HERE]

                                  The Strong
                                 Schafer Value
                                     Fund

                                 ____________

                      ANNUAL REPORT . SEPTEMBER 30, 2000


                               Table of Contents

     Investment Review
         The Strong Schafer Value Fund...............................    2

     Financial Information
         Schedule of Investments in Securities.......................    5

         Statement of Assets and Liabilities.........................    7

         Statement of Operations.....................................    8

         Statements of Changes in Net Assets.........................    9

         Notes to Financial Statements...............................   10

     Financial Highlights............................................   12

     Report of Independent Accountants...............................   12

                         THE STRONG SCHAFER VALUE FUND
                         -----------------------------

FUND
 highlights

 .  For the year ended September 30, 2000, the Strong Schafer Value Fund returned
   13.73%, compared with the 13.28% return of the Fund's benchmark, the S&P 500 Index.*

 . Although the Fund's return was very close to that of the S&P 500, the two groups of stocks behaved very differently from one another over the course of the year. The Index performed strongly in the first half, while the Fund outperformed in the second.

 . Pharmaceutical, financial, telecommunications, and technology stocks were among the Fund's best performers during the year.

   _____________________________________________________________________________

                                AVERAGE ANNUAL

                               TOTAL RETURNS/1/

                                 As of 9-30-00

                               1-year           13.73%

                               3-year           -6.80%

                               5-year            6.17%

                              10-year           14.03%

                      Since Inception           12.07%
                           (10-22-85)

     Equity funds are volatile investments and should only be considered long-term goals.

   _____________________________________________________________________________

                          FIVE LARGEST STOCK HOLDINGS

                                 As of 9-30-00

            Security                           % of Net Assets

            ICN Pharmaceuticals, Inc.                     3.6%

            Omnicare, Inc.                                3.5%

            Franklin Resources, Inc.                      3.5%

            Federal National
            Mortgage Association                          3.5%

            FedEx Corporation                             3.4%

     Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



Perspectives
from the Manager


/s/ David K Schafer

David K. Schafer
Portfolio Manager

________________________________________________________________________________

Health-care stocks, a sector in which we increased our investment during the first half of the year, had the greatest positive impact on the Fund's performance. Five of the Fund's 15 biggest gainers were from that sector. Reflecting the broadening of the market, the remainder of the best-performing stocks for the year came from a variety of industries. Financial stocks that contributed to our performance included insurers Chubb and PartnerRe, investment house Merrill Lynch, and bank holding company Mellon Financial.

In technology, global electronics distributors Arrow and Avnet benefited from strong fundamentals and undervalued stock prices at the beginning of the year. Furthermore, telecom equipment maker Veeco Instruments and BCE (formerly Bell Canada) posted strong gains for the year.

The biggest negative impact on the portfolio came from defense stocks Raytheon and Lockheed Martin, telecom stock Global Telesystems, cathode producer UCAR International, and retailer May Department Stores. All of these companies reported disappointing earnings during the year.

Although the Strong Schafer Value Fund and the S&P 500 Index had almost identical investment results for the fiscal year ended September 30, 2000, these numbers do not fully explain what went on over the course of that year. During the initial six months of the fiscal year, the Fund fared poorly, trailing the benchmark by nearly ten percentage

                           ________________________

                             Health-care stocks,

                              a sector in which

                               we increased our

                             investment during the

                           first half of the year,

                               had the greatest

                            positive impact on the

                              Fund's performance.

                           ________________________

________________________________________________________________________________

/1/ Average annual total return reflects annualized change in the value of an investment, while total return reflects aggregate change and is not annualized.

points. During the second half of the year, however, the Fund benefited from the general broadening of the U.S. stock market and posted a gain of 5.15%, while the benchmark posted a loss of 3.60%. This represents the first time since 1997 that the Fund has beaten the benchmark for a six-month period and reflects the first sustained period since that same year in which the market has broadened, allowing stocks other than technology and large-cap growth issues to shine./1/

As we have commented in our past few shareholder letters, it has been our strong conviction that it was a matter of when, and not if, value investing would return to investors' favor. Although we are not ready to declare that value investing is now the style of choice for the majority of investors going forward, it is, nonetheless, comforting that this much-maligned group of stocks has significantly outperformed the large-cap, growth-dominated S&P 500 Index in recent months. A certain level of rationality has reappeared in the marketplace, and it is our hope and expectation that this trend will continue.

We thank you for your continued patience and investment in the Strong Schafer Value Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 9-30-90 to 9-30-00

               The Strong                      Lipper
                 Schafer          S&P        Multi-Cap
               Value Fund      500 Index    Value Funds
                                               Index*
Sep 90         $10,000         $10,000       $10,000
Sep 91         $13,727         $13,116       $12,670
Sep 92         $16,307         $14,565       $14,126
Sep 93         $20,940         $16,459       $16,754
Sep 94         $21,866         $17,066       $17,470
Sep 95         $27,555         $22,142       $21,576
Sep 96         $31,135         $26,644       $25,056
Sep 97         $45,913         $37,421       $34,462
Sep 98         $35,116         $40,806       $31,985
Sep 99         $32,680         $52,153       $36,899
Sep 00         $37,168         $59,081       $40,815

/1/ Average annual total return reflects annualized change in the value of an investment, while total return reflects aggregate change and is not annualized. This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index during the last ten fiscal years. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

________________________________________________________________________________

 * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.



YOUR FUND'S
 approach

The Strong Schafer Value Fund seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in common stocks of medium- and large- capitalization companies. The portfolio manager generally selects stocks of companies that have a below-average price/earnings ratio as compared to that of the S&P 500 Index and above-average projected earnings growth. The Fund generally invests substantially all of its assets in stocks. The Fund invests roughly similar amounts of its assets in each stock in the portfolio.

________________________________________________________________________________

MARKET
 highlights

 . Steady economic growth during the first six months of the Fund's fiscal year gave way to increasing concerns of an economic slowdown, as increasing numbers of companies issued earnings warnings during the second half of the year.

 . The U.S. stock market broadened in October 1999, only to revert to its focus on large-cap and technology stocks a month later. In late February 2000, however, the stock market again broadened and generally remained that way through September.

 . Over the past six months, the broader market outpaced the S&P 500 Index, which is dominated by large-cap growth stocks. This marks the first time in years this index has fallen behind.

 PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS
                           AS OF 9-30-00 (UNAUDITED)

                                                                  Earnings Per Share      Price/Earnings Ratio
Security                                           Unit Price     2000E        2001E      2000E          2001E
Alltel Corporation                                   $ 52.19        2.70         3.09       19.3           16.9
---------------------------------------------------------------------------------------------------------------
Arrow Electronics, Inc.                                34.06        3.57         4.60        9.5            7.4
---------------------------------------------------------------------------------------------------------------
BorgWarner Inc.                                        33.13        5.24         5.39        6.3            6.1
---------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Company                           57.13        2.34         2.59       24.4           22.1
---------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.                           25.69        0.84*        1.15       30.6           22.3
---------------------------------------------------------------------------------------------------------------
Canadian National Railway Company                      29.31        2.98         3.35        9.9            8.8
---------------------------------------------------------------------------------------------------------------
Chase Manhattan Corporation                            46.19        3.64         4.15       12.7           11.1
---------------------------------------------------------------------------------------------------------------
Chubb Corporation                                      79.13        3.98         4.71       19.9           16.8
---------------------------------------------------------------------------------------------------------------
Dana Corporation                                       21.50        2.84         2.55        7.6            8.4
---------------------------------------------------------------------------------------------------------------
ECI Telecom Ltd.                                       30.63        1.80         2.16       17.0           14.2
---------------------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                             19.25        1.22         1.45       15.8           13.3
---------------------------------------------------------------------------------------------------------------
FedEx Corporation                                      44.34        2.90         3.06       15.3           14.5
---------------------------------------------------------------------------------------------------------------
Fannie Mae                                             71.50        4.28         4.86       16.7           14.7
---------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                               44.43        2.47         2.75       18.0           16.2
---------------------------------------------------------------------------------------------------------------
General Motors Corporation                             65.00        9.29         9.34        7.0            7.0
---------------------------------------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                           27.50        1.65         2.04       16.7           13.5
---------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                              33.25        1.72         2.06       19.3           16.1
---------------------------------------------------------------------------------------------------------------
Lafarge Corporation                                    21.75        3.81         4.08        5.7            5.3
---------------------------------------------------------------------------------------------------------------
May Department Stores Company                          20.50        2.52         2.83        8.1            7.2
---------------------------------------------------------------------------------------------------------------
Maytag Corporation                                     31.06        3.31         3.56        9.4            8.7
---------------------------------------------------------------------------------------------------------------
Mellon Financial Corporation                           46.38        2.03         2.28       22.8           20.4
---------------------------------------------------------------------------------------------------------------
Montana Power Company                                  33.38        1.28         1.29       26.1           25.9
---------------------------------------------------------------------------------------------------------------
Office Depot, Inc.                                      7.81        1.00         1.25        7.8            6.3
---------------------------------------------------------------------------------------------------------------
Omnicare, Inc.                                         16.13        0.75         1.05       21.5           15.4
---------------------------------------------------------------------------------------------------------------
PartnerRe Ltd.                                         47.44        4.34         4.88       10.9            9.7
---------------------------------------------------------------------------------------------------------------
PETROLEO BRASILEIRO S.A. - PETROBRAS                   30.06        5.04         5.23        6.0            5.7
---------------------------------------------------------------------------------------------------------------
Power Integrations, Inc.                               13.94        1.13         1.40       12.3           10.0
---------------------------------------------------------------------------------------------------------------
Royal Group Technologies Limited                       20.00        1.46         1.72       13.7           11.6
---------------------------------------------------------------------------------------------------------------
Schering-Plough Corporation                            46.50        1.64         1.90       28.3           24.5
---------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.                                  14.25        1.24         1.22       11.5           11.6
---------------------------------------------------------------------------------------------------------------
Superior Industries International, Inc.                30.00        3.02         3.32        9.9            9.0
---------------------------------------------------------------------------------------------------------------
UCAR International Inc.                                12.69        1.00         2.05       12.7            6.2
---------------------------------------------------------------------------------------------------------------
Veeco Instruments Inc.                                106.27        0.90         3.10      118.1           34.3
---------------------------------------------------------------------------------------------------------------
Wells Fargo & Company                                  45.94        2.53         2.90       18.1           15.8
---------------------------------------------------------------------------------------------------------------

Strong Schafer Value Fund Portfolio Averages                                                14.8           12.7

S&P 500 Index 500 Stocks                            1,436.50       57.89        62.69       24.8           22.9

E = Estimate

*Represents 4th Quarter 2000 annualized Earnings Per Share.

SCHEDULE OF INVESTMENTS IN SECURITIES                         September 30, 2000
--------------------------------------------------------------------------------

                           STRONG SCHAFER VALUE FUND

                               Shares or   Average   Unit
                               Principal    Unit    Market              Market
Security                        Amount      Cost     Value  % Change    Value
--------------------------------------------------------------------------------
Common Stocks 99.1%
Auto & Auto Parts 9.6%
Borg-Warner Automotive, Inc.   340,000     $37.24  $ 33.13  -11.04% $ 11,262,500
Dana Corporation               552,000      39.90    21.50  -46.12%   11,868,000
General Motors Corporation     174,000      69.27    65.00   -6.16%   11,310,000
Superior Industries
 International, Inc.           132,900      29.71    30.00    0.98%    3,987,000
                                                                     -----------
                                                                      38,427,500
Banks 9.3%
The Chase Manhattan
 Corporation                   253,000      26.73    46.19   72.80%   11,685,438
Mellon Financial
 Corporation                   281,000      10.48    46.38  342.56%   13,031,375
Wells Fargo Company            274,000      36.79    45.94   24.87%   12,586,875
                                                                     -----------
                                                                      37,303,688
Building Materials 5.5%
Lafarge Corporation            500,000      20.22    21.75    7.57%   10,875,000
Royal Group Technologies,
 Ltd. (b)                      569,000      23.65    20.00  -15.43%   11,380,000
                                                                     -----------
                                                                      22,255,000
Computer Software 3.2%
Cadence Design Systems,
 Inc. (b)                      499,000      21.66    25.69   18.61%   12,818,063

Electronics 7.9%
Arrow Electronics, Inc. (b)    336,000      25.83    34.06   31.86%   11,445,000
Power Integrations, Inc.(b)    788,000      17.85    13.94  -21.90%   10,982,750
Veeco Instruments, Inc. (b)     89,000      51.38   106.27  106.83%    9,457,641
                                                                     -----------
                                                                      31,885,391
Energy 3.0%
Petroleo Brasileiro SA
 Petrobras Sponsored ADR (b)   402,000      29.70    30.06    1.21%   12,085,125

Finance 7.0%
Federal National Mortgage
 Association                   195,000      71.83    71.50   -0.46%   13,942,500
Franklin Resources, Inc.       315,000      37.81    44.43   17.51%   13,995,450
                                                                     -----------
                                                                      27,937,950
Healthcare 13.6%
Bristol-Myers Squibb
 Company                       225,000      53.34    57.13    7.11%   12,853,125
ICN Pharmaceuticals, Inc.      431,000      33.43    33.25   -0.54%   14,330,750
Omnicare, Inc.                 879,400      25.78    16.13  -37.43%   14,180,325
Schering-Plough Corporation    291,000      37.67    46.50   23.44%   13,531,500
                                                                     -----------
                                                                      54,895,700
Household Appliances 2.9%
Maytag Corporation             375,000      54.18    31.06  -42.67%   11,648,437

Insurance 6.4%
Chubb Corporation              167,000      62.41    79.13   26.79%   13,213,875
PartnerRe, Ltd.                262,000      42.92    47.44   10.53%   12,428,625
                                                                     -----------
                                                                      25,642,500
Leisure 4.7%
Harrahs Entertainment,
 Inc. (b)                      362,000      22.86    27.50   20.30%    9,955,000
Station Casinos, Inc. (b)      615,000       3.10    14.25    8.78%    8,763,750
                                                                     -----------
                                                                      18,718,750

Office Supplies 8.4%
Office Depot, Inc. (b)       1,512,000      11.09     7.81  -29.58%   11,812,500
Family Dollar Stores, Inc.     655,000      17.44    19.25   10.38%   12,608,750
May Department Stores
 Company                       458,000      27.11    20.50  -24.38%    9,389,000
                                                                     -----------
                                                                      33,810,250
Steel 3.1%
UCAR International, Inc. (b)   986,000      22.41    12.69  -43.37%   12,509,874

Telecommunications 8.3%
ALLTEL Corporation             195,000      67.44    52.19  -22.61%   10,176,563
ECI Telecom, Ltd.              359,000      36.92    30.63  -17.04%   10,994,375
Montana Power Company          368,000      36.80    33.38   -9.29%   12,282,000
                                                                     -----------
                                                                      33,452,938
Transportation 6.2%
Canadian National Railway
 Company                       384,000      27.78    29.31    5.51%   11,256,000
FedEx Corporation (b)          311,000      16.57    44.34  167.59%   13,789,740
                                                                     -----------
                                                                      25,045,740
--------------------------------------------------------------------------------
Total Common Stocks (Cost $406,864,524)                             $398,436,906
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             September 30, 2000
--------------------------------------------------------------------------------

                     STRONG SCHAFER VALUE FUND (continued)

                               Shares or   Average   Unit
                               Principal    Unit    Market              Market
Security                        Amount      Cost     Value  % Change    Value
--------------------------------------------------------------------------------
Short-Term Investments
(a) 3.1%
Commercial Paper 2.9%
Galaxy Funding, Inc.,
 6.56%, Due 10/02/00 (c)   $ 11,600,000  $100.00   $100.00   0.00% $ 11,600,000

Interest Bearing, Due Upon
 Demand 0.2%
Firstar Bank, N.A., 6.29%       661,749   100.00    100.00   0.00%      661,749
Sara Lee Corporation, 6.22%         100   100.00    100.00   0.00%          100
Wisconsin Electric Power
 Company, 6.24%                     615   100.00    100.00   0.00%          615
                                                                     ----------
                                                                        662,464
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,262,464)                      12,262,464
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $419,126,988) 102.2%          410,699,370
Other Assets and Liabilities, Net (2.2%)                             (8,752,597)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $401,946,773
===============================================================================



LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.

Percentages are stated as a percent of net assets.



                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2000

                                                                                                          Strong Schafer
                                                                                                            Value Fund
                                                                                                            ----------
Assets:
 Investments in Securities, at Market Value (Cost of $419,126,988)                                          $410,699,370
 Receivable for Securities Sold                                                                                1,950,931
 Dividends and Interest Receivable                                                                               283,279
 Receivable from Fund Shares Sold                                                                                 23,487
 Other Assets                                                                                                     24,370
                                                                                                            ------------
 Total Assets                                                                                                412,981,437

Liabilities:
 Payable for Securities Purchased                                                                             10,643,974
 Payable for Fund Shares Redeemed                                                                                171,138
 Accrued Operating Expenses and Other Liabilities                                                                219,552
                                                                                                            ------------
 Total Liabilities                                                                                            11,034,664
                                                                                                            ------------
Net Assets                                                                                                  $401,946,773
                                                                                                            ============

Net Assets Consist of:
 Capital Stock (250,000,000 shares authorized, $.10 par value)                                              $    774,602
 Paid-in Capital                                                                                             505,811,884
 Accumulated Net Realized Loss                                                                               (96,212,095)
 Net Unrealized Depreciation                                                                                  (8,427,618)
                                                                                                            ------------
 Net Assets                                                                                                 $401,946,773
                                                                                                            ============
Capital Shares Outstanding                                                                                     7,746,017

Net Asset Value Per Share                                                                                   $      51.89
                                                                                                            ============

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
For The Year Ended September 30, 2000

                                                                                                          Strong Schafer
                                                                                                            Value Fund
                                                                                                            ----------
Income:
 Dividends (net of foreign withholding taxes of $215,844)                                                    $ 6,896,990
 Interest                                                                                                        427,350
                                                                                                             -----------
 Total Income                                                                                                  7,324,340

Expenses:
 Investment Advisory Fees                                                                                      4,860,234
 Custodian Fees                                                                                                   11,786
 Shareholder Servicing Costs                                                                                   1,887,303
 Other                                                                                                           604,737
                                                                                                             -----------
 Total Expenses before Fees Paid Indirectly by Strong                                                          7,364,060
 Fees Paid Indirectly by Strong                                                                                  (39,561)
                                                                                                             -----------
 Expenses, Net                                                                                                 7,324,499
                                                                                                             -----------
Net Investment Loss                                                                                                 (159)

Realized and Unrealized Gain (Loss):
 Net Realized Gain on Investments                                                                              8,251,693
 Net Change in Unrealized Appreciation/Depreciation on Investments                                            53,881,436
                                                                                                             -----------
Net Gain on Investments                                                                                       62,133,129
                                                                                                             -----------
Net Increase in Net Assets Resulting from Operations                                                         $62,132,970
                                                                                                             ===========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 Strong Schafer Value Fund
                                                                                              -------------------------------
                                                                                                Year Ended       Year Ended
                                                                                              Sept. 30, 2000   Sept. 30, 1999
                                                                                              --------------   --------------
Operations:
 Net Investment Income (Loss)                                                                  ($        159)  $     6,749,105
 Net Realized Gain (Loss) on Investments                                                           8,251,693      (101,955,383)
 Net Change in Unrealized Appreciation/Depreciation on Investments                                53,881,436       111,839,764
                                                                                               -------------   ---------------
 Net Increase in Net Assets Resulting from Operations                                             62,132,970        16,633,486
Distributions from Net Investment Income                                                          (5,737,017)       (9,533,194)
Capital Share Transactions:
 Proceeds from Shares Sold                                                                        97,012,305       233,245,091
 Proceeds from Reinvestment of Distributions                                                       5,560,120         9,181,919
 Payment for Shares Redeemed                                                                    (416,327,703)   (1,017,952,730)
                                                                                               -------------   ---------------
 Net Decrease in Net Assets from Capital Share Transactions                                     (313,755,278)     (775,525,720)
                                                                                               -------------   ---------------
Total Decrease in Net Assets                                                                    (257,359,325)     (768,425,428)
Net Assets
 Beginning of Year                                                                               659,306,098     1,427,731,526
                                                                                               -------------   ---------------
 End of Year                                                                                   $ 401,946,773   $   659,306,098
                                                                                               =============   ===============
Transactions in Shares of the Fund:
 Sold                                                                                              1,972,567         4,260,881
 Issued in Reinvestment of Distributions                                                             115,713           159,187
 Redeemed                                                                                         (8,645,385)      (18,755,755)
                                                                                               -------------   ---------------
 Net Decrease in Shares of the Fund                                                               (6,557,105)      (14,335,687)
                                                                                               =============   ===============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2000

1.   Organization

     Strong Schafer Value Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of the restricted security held at September 30, 2000 was $11,600,000 and $11,600,000, respectively. The restricted security is Section 4(2) commercial paper under the Securities Act of 1933 and has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Additional Investment Risk -- The Fund has short-term investments which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these securities to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

          Investments in foreign denominated assets may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     Strong Schafer Capital Management LLC (the "LLC") provides management and investment advisory services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides that, subject to the direction of the Fund's Board of Directors, the LLC is responsible for the management of the Fund's portfolio. The LLC is obligated to perform certain

________________________________________________________________________________

     administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Advisory Agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets. Unaffiliated directors' fees paid for the year ended September 30, 2000 were $44,000.

     In September, 1997, Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the LLC. The LLC Agreement provides that Schafer and Strong shall be members of the LLC, with Schafer as the managing member, and grants to Strong an option to purchase Schafer's interest in the LLC. This option is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances, subject to obtaining necessary regulatory approvals, including approval of the Fund's shareholders. As managing member of the LLC, Schafer will provide ongoing management and investment advisory services to the Fund and will perform all obligations of the LLC under the investment advisory agreement between the Fund and the LLC.

     Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net assets of the Fund. Fund accounting service fees paid to Strong for the year ended September 30, 2000 were $53,579. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees payable to Strong at September 30, 2000 were $145,014. Also allocated to the Fund are certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund are included in Other Expenses in the Fund's Statement of Operations. Credits serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Strong in the Fund's Statement of Operations. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders. Shareholder servicing and other expenses paid to Strong for the year ended September 30, 2000 were $1,891,150.

     Pursuant to a distribution agreement, Strong Investments, Inc., an indirect subsidiary of Strong, has agreed to act at the request of the Fund and the LLC as the Fund's agent to effect the distribution of the Fund's shares. No expenses are incurred by the Fund with respect to this agreement.

4.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the year ended September 30, 2000 were $250,232,352 and $564,055,572, respectively. There were no purchases or sales of long-term government securities for the year ended September 30, 2000.

5.   Income Tax Information

     At September 30, 2000, the cost of investments in securities for federal income tax purposes was $419,636,274. Net unrealized depreciation of securities was $8,936,904, consisting of gross unrealized appreciation and depreciation of $50,350,069 and $59,286,973, respectively.

     The Fund utilized $7,978,237 of its capital loss carryover during the year ended September 30, 2000, and at September 30, 2000 had a capital loss carryover of $95,815,010 which expires in 2007.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2000 which is designated as qualifying for the dividends-received deduction is 100% (unaudited).

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

STRONG SCHAFER VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                   -----------------------------------------------------------
                                                                   Sept. 30,         Sept. 30,    Sept. 30,    Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                                          2000              1999         1998          1997     1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $46.10               $49.85      $ 67.29   $     47.28   $43.46
Income From Investment Operations:
 Net Investment Income (Loss)                                        (0.00)/(b)(c)/        0.44         0.40          0.39     0.47
 Net Realized and Unrealized Gains (Losses) on Investments            6.29                (3.83)      (15.81)        21.48     5.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                     6.29                (3.39)      (15.41)        21.87     5.47
Less Distributions:
 From Net Investment Income                                          (0.50)               (0.36)       (0.59)        (0.43)   (0.38)
 From Net Realized Gains                                                --                   --        (1.44)        (1.43)   (1.27)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                 (0.50)               (0.36)       (2.03)        (1.86)   (1.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $51.89               $46.10      $ 49.85   $     67.29   $47.28
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                       +13.7%                -6.9%       -23.5%        +47.5%   +13.0%
  Net Assets, End of Period (In Millions)                           $  402               $  659      $ 1,428   $     1,318   $  389
  Ratio of Expenses to Average Net Assets Without Fees
   Paid Indirectly by Strong                                           1.5%                 1.4%         1.2%          1.2%     1.3%
  Ratio of Expenses to Average Net Assets                              1.5%                 1.4%         1.2%          1.2%     1.3%
  Ratio of Net Investment Income (Loss) to Average Net Assets         (0.0%)/(b)/           0.6%         0.7%          0.8%     1.2%
  Portfolio Turnover Rate                                             52.2%                67.1%        39.0%         22.5%    17.8%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01 or 0.1%.
(c) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Schafer Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Value Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
October 25, 2000

                                   Directors

                               David K. Schafer
                              Timothy C. Collins
                               Mary P. English
                               Phillip P. Young


                                   Officers

                          David K. Schafer, President
                        James P. Cullen, Vice President
                 Brendan J. Spillane, Secretary and Treasurer
                    Susan A. Hollister, Assistant Secretary


                              Investment Advisor

                    Strong Schafer Capital Management, LLC
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201


                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                                Sidley & Austin
                1 First National Plaza, Chicago, Illinois 60603

     For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT8433-1100





     Strong Investments
     P.O. Box 2936   |   Milwaukee, WI 53201
     www.eStrong.com

________________________________________________________________________________

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.eStrong.com







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